UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to Rule 14a-12
PROGENICS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(2) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROGENICS PHARMACEUTICALS, INC. Stockholder Meeting to be held on 06/02/08 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Notice and Proxy Statement (including Form of Proxy) • Annual Report You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the proxy materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is NO charge to you for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request for a copy as instructed below on or before 05/19/08. HOW TO VIEW MATERIAL VIA THE INTERNET 777 OLD SAW MILL RIVER ROAD The Notice and Proxy Statement and Annual Report are available at TARRYTOWN, NY 10591 www.proxyvote.com. To view these materials, have available the 12-Digit Control Number. HOW TO REQUEST A COPY OF MATERIAL 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. R1PPI1 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 06/02/08 Many stockholder meetings have attendance Meeting Time: 10:00 a.m. requirements including, but not limited to, the For holders as of: 04/04/08 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material Meeting Location: for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to The Landmark at Eastview vote these shares. Rockland Room 777 Old Saw Mill River Road Vote By Internet Tarrytown, NY 10591 To vote now by Internet, go to Meeting Directions: WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and For Meeting Directions Please Call: for electronic delivery of information up until 11:59 P.M. 914-789-2800 Eastern Time on June 1, 2008. Have your notice in hand when you access the web site and follow the instructions. R1PPI2

Voting items 1. ELECTION OF DIRECTORS Nominees: 01) Kurt W. Briner 05) Stephen P. Goff, Ph.D. 02) Paul F. Jacobson 06) Paul J. Maddon, M.D., Ph.D. 03) Charles A. Baker 07) David A. Scheinberg, M.D., Ph.D. 04) Mark F. Dalton 08) Nicole S. Williams 2. Approval of amendments to the Company’s 1998 Employee Stock Purchase Plan and 1998 Non-Qualified Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder to 2,400,000 and 600,000, respectively. 3. Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. 4. Authority to vote in their discretion on such other business as may properly come before the meeting. R1PPI3

R1PPI4